EXHIBIT 10.7

EXECUTION

AMENDMENT NO. 9
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Amendment No. 9 to Amended and Restated Master Repurchase Agreement, dated as of September 4, 2018 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH (“CS Cayman”), ALPINE SECURITIZATION LTD (“Alpine”), BARCLAYS BANK PLC (“Barclays”, and together with CS Cayman and Alpine, each, a “Buyer” and collectively, the “Buyers”), DITECH FINANCIAL LLC (the “Seller”) and DITECH HOLDING CORPORATION (formerly known as Walter Investment Management Corp.) (the “Guarantor”).
RECITALS
The Administrative Agent, the Buyers and the Seller are parties to that certain (a) Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Amended and Restated Pricing Side Letter, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of February 9, 2018, by the Guarantor in favor of the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement, and if not defined therein, shall have the meanings given to them in the Guaranty.
The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent and the Buyers have required the Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.    Definitions. Section 1 of the Existing Repurchase Agreement is hereby amended by:
1.1    deleting the definitions of “Mortgage” and “Mortgage Loan” in their entirety and replacing them with the following:
“Mortgage” means each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating

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and evidencing a first (or, in the case of Second Lien Mortgage Loans, second) lien on real property and other property and rights incidental thereto, unless such Mortgage is granted in connection with a Co-op Loan, in which case the first lien position is in the stock of the subject cooperative association and in the tenant’s rights in the cooperative lease relating to such stock.
“Mortgage Loan” means any Second Lien Mortgage Loan or any first lien closed Agency Mortgage Loan, Manufactured Home Loan, Non-Agency QM Mortgage Loan, Non-Agency Non-QM Mortgage Loan or Scratch and Dent Mortgage Loan which is a fixed or floating-rate, one-to-four-family residential mortgage or home equity loan evidenced by a promissory note and secured by a first lien mortgage (or, in the case of Second Lien Mortgage Loans, second), which satisfies the requirements set forth in the Underwriting Guidelines and Section 13(b) hereof; provided, however, that, Mortgage Loans shall not include any High Cost Mortgage Loans.
1.2    adding the following definitions of “Non-Agency Non-QM Mortgage Loan” and “Second Lien Mortgage Loan” in their proper alphabetical order:
“Non-Agency Non-QM Mortgage Loan” means a Non-Agency QM Mortgage Loan that (a) does not meet the criteria for a Qualified Mortgage Loan; (b) meets all applicable criteria as set forth in the Underwriting Guidelines and (c) is otherwise acceptable to Buyers or Administrative Agent in their sole discretion.
“Second Lien Mortgage Loan” means a Mortgage Loan that is secured by a second lien on the related Mortgaged Property.
SECTION 2.    Representations and Warranties with Respect to Purchased Mortgage Loans. Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting subsections (j), (o), (t), (aa) and (iii) in their entirety and replacing them with the corresponding new subsection, as listed on Annex A hereto.
SECTION 3.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
3.1    Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of the Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:
(a)this Amendment, executed and delivered by the Administrative Agent, the Buyers, the Seller and the Guarantor;
(b)Amendment No. 12 to the Amended and Restated Pricing Side Letter, executed and delivered by the Administrative Agent, the Buyers, the Seller, and the Guarantor; and
(c)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

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SECTION 4.    Representations and Warranties. The Seller hereby represents and warrants to the Buyers and the Administrative Agent that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.
SECTION 5.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
SECTION 7.    Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller to the Administrative Agent and the Buyers under the Repurchase Agreement and Pricing Side Letter, as amended hereby.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent
By: /s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer and a Committed Buyer
By: /s/ Margaret Dellafera    /s/ Patrick Duggan
Name: Margaret Dellafera    Patrick Duggan
Title: Authorized Signatory    Authorized Signatory
ALPINE SECURITIZATION LTD, as a Buyer, by CREDIT SUISSE AG, NEW YORK BRANCH as Attorney-in-Fact
By: /s/ Patrick Duggan
Name: Patrick Duggan
Title: Vice President
By: /s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

Signature Page to Amendment No. 9 to Amended and Restated Master Repurchase Agreement

BARCLAYS BANK PLC, as a Buyer
By: /s/ Ellen Kiernan
Name: Ellen Kiernan
Title: Director

Signature Page to Amendment No. 9 to Amended and Restated Master Repurchase Agreement

DITECH FINANCIAL LLC, as Seller

By: /s/ Joanna Colaneri
Name: Joanna Colaneri
Title: Treasurer

Signature Page to Amendment No. 9 to Amended and Restated Master Repurchase Agreement

Annex A to the Amendment
SCHEDULE 1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO PURCHASED MORTGAGE LOANS
(j)    Valid Lien. The Mortgage is a valid, subsisting, enforceable and perfected with respect to each first lien Mortgage Loan, first priority lien and first priority security interest (and with respect to a Second Lien Mortgage Loan, a second priority lien and second priority interest) on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:
a.    the lien of current real property taxes and assessments not yet due and payable;
b.    covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in lender’s title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal;
c.    other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property;
d.    with respect to a Second Lien Mortgage Loan, the first lien on the Mortgaged Property.
Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest (or solely with respect to a Second Lien Mortgage Loan, a second lien and second priority security interest) on the property described therein and Seller has full right to pledge and assign the same to Administrative Agent. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage.
(o)    Title Insurance. The Mortgage Loan is covered by either (i) an attorney’s opinion of title and abstract of title, the form and substance of which is acceptable to prudent mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender’s title insurance policy or other generally acceptable form of policy or insurance acceptable to Buyers or Administrative Agent with respect to Non-Agency Non-QM

Annex A-1

Mortgage Loans and Non-Agency QM Mortgage Loans and Fannie Mae or Freddie Mac with respect to Agency Mortgage Loans and each such title insurance policy is issued by a title insurer acceptable to Buyers or Administrative Agent with respect to Non-Agency Non-QM Mortgage Loans and Non-Agency QM Mortgage Loans and Fannie Mae or Freddie Mac with respect to Agency Mortgage Loans and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring Seller, its successors and assigns, as to the first priority lien (or in the case of a Second Lien Mortgage Loan, the second priority lien) of the Mortgage, as applicable, in the original principal amount of the Mortgage Loan, with respect to a Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (a), (b) and (c) of paragraph (i) of this Schedule 1, and in the case of adjustable rate Mortgage Loans, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment to the Mortgage Interest Rate and Monthly Payment. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender’s title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. Seller, its successors and assigns, are the sole insureds of such lender’s title insurance policy, and such lender’s title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender’s title insurance policy, and no prior holder or servicer of the related Mortgage, including Seller, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by Seller.
(t)    Customary Provisions. The Mortgage Note has a stated maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property (subject only to the satisfaction of any first lien Mortgage on such Mortgaged Property in the case of the foreclosure on or trustee’s sale of, Mortgaged Property secured by a Second Lien Mortgage Loan). There is no homestead or other exemption or other right available to the Mortgagor or any other person (other than customary rights of the respective first lien mortgage holder in the case of any Second Lien Mortgage Loan), or restriction on the Seller or any other person (other than any customary restriction in favor of the respective first lien mortgage holder in the case of any Second Lien Mortgage Loan), including without limitation, any federal, state or local, law, ordinance, decree, regulation, guidance, attorney general action, or other pronouncement, whether temporary or permanent in nature, that would interfere with, restrict or delay, either (y) the

Annex A-2

ability of the Seller, Administrative Agent, a Buyer or any servicer or any successor servicer to sell the related Mortgaged Property at a trustee’s sale or otherwise, or (z) the ability of the Seller, Administrative Agent, a Buyer or any servicer or any successor servicer to foreclose on the related Mortgage. The Mortgage Note and Mortgage are on forms acceptable to Buyers or Administrative Agent with respect to Non-Agency Non-QM Mortgage Loans and Non-Agency QM Mortgage Loans and Freddie Mac or Fannie Mae with respect to Agency Mortgage Loans.
(aa)    Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Purchase Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority (or in the case of a Second Lien Mortgage Loan, a second lien priority) by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title acceptable to Buyers or Administrative Agent with respect to Non-Agency Non-QM Mortgage Loans and Non-Agency QM Mortgage Loans and Fannie Mae and Freddie Mac with respect to Agency Mortgage Loans. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.
(iii)    Ability to Repay and Qualified Mortgage. Except with respect to Non-Agency Non-QM Mortgage Loans, notwithstanding anything to the contrary set forth in this Agreement, on and after January 10, 2014 (or such later date as set forth in the relevant regulations), (i) prior to the origination of each Mortgage Loan, the originator made a reasonable and good faith determination that the Mortgagor had a reasonable ability to repay the loan according to its terms, in accordance with, at a minimum, the eight underwriting factors set forth in 12 CFR 1026.43(c) or (ii) except for Non-Agency Non-QM Mortgage Loans, each Mortgage Loan is a “Qualified Mortgage” as defined in 12 CFR 1026.43(e). Notwithstanding the foregoing, with respect to any Mortgage Loan that satisfies the underwriting standards of or is otherwise eligible for purchase or to be insured or guaranteed by Fannie Mae, Freddie Mac, FHA or VA, clause (i) above shall not be applicable.

Annex A-3